GLOBAL HIGH INCOME DOLLAR FUND INC.                              ANNUAL REPORT

                                                     December 15, 2000
Dear Shareholder,

     We are pleased to present you with the annual report for the Global High Income Dollar Fund Inc. (the "Fund") for the fiscal year ended October 31, 2000.

        GLOBAL HIGH INCOME DOLLAR FUND INC.

        Investment Goals:
        Primarily, high level of current income; secondarily, capital appreciation


        Portfolio Manager:
        Stuart Waugh
        Mitchell Hutchins Asset Management Inc.


        Commencement:
        October 8, 1993


        NYSE Symbol:
        GHI


        Dividend Payments:
        Monthly


MARKET REVIEW
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]



     During the fiscal year ended October 31, 2000, emerging market debt outperformed developed market bonds. As measured by the J.P. Morgan Emerging Market Bond Index Plus (EMBI+), emerging markets gained 20.50%; as measured by the J.P. Morgan Emerging Market Bond Index Global (EMBI-G), they gained 18.18%.(1) Developed bond markets, as measured by the Salomon Smith Barney World Government Bond Index (WGBI) returned 7.76% on a currency-hedged basis.

     The sector benefited from global conditions of moderate growth, low inflation, and, since last spring, stable interest rates in the United States. Higher oil prices improved the balance of payment positions of oil exporters Algeria, Ecuador, Mexico and Russia, all of whom were strong performers during the period.


(1) The EMBI-G was introduced by J.P. Morgan last year. It is diversified among more sovereign issuers than the EMBI+ although as a market-capitalization weighted index, it has a similarly large concentration in countries with large amounts of debt outstanding (e.g., Argentina 19.90% and Brazil 19.55% as of October 31, 2000).

ANNUAL REPORT                                GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS, PERIODS ENDED 10/31/00



NET ASSET VALUE RETURNS+        Fund       Lipper Median*
---------------------------   ----------   ---------------
6 Months                         4.08%        3.32%
1 Year                          17.44        17.86
5 Years                         12.02        13.24
Inception(o)                     9.44         8.19
---------------------------     -----        -----


MARKET PRICE RETURNS+           Fund       Lipper Median*
---------------------------   ---------    ---------------
6 Months                        10.31%        10.53%
1 Year                          24.55         17.22
5 Years                         13.53         14.05
Inception(o)                     8.87          8.89
---------------------------    ------        ------

+ Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of one year or less are cumulative. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan. Returns do not reflect any commissions and are not representative of the performance of an individual investment.


* The Lipper Median is the return of the fund that places in the middle of the peer group: Lipper Emerging Market Debt Funds. The Lipper Peer Group data are calculated by Lipper Inc.; used with permission. Lipper total return methodology compares a fund's NAV (or market price in the case of market price returns) at the beginning and end of a period, with the result being expressed as a percent change of the beginning net asset value (or market price). The net asset value (or market price) is adjusted to reflect the compounding effect of reinvesting income dividends as well as capital gains distributions, if any. Distributions are reinvested on the ex-dividend date at the ex-dividend NAV (or market price on the pay date). Lipper total returns do not reflect any commissions.


o Inception for the Fund is October 8, 1993. Inception returns for the Lipper Median are shown as of the next month end: October 31, 1993.


PORTFOLIO HIGHLIGHTS

[GRAPHIC OMITTED]



     Over the annual period, the Fund returned 17.44% as measured on a net asset value basis. Relative to the J.P. Morgan indexes, the Fund benefited from its underweight position in Argentina as these bonds underperformed. However, the Fund did not own any Ecuador bonds which appreciated substantially from a depressed valuation level after their restructuring. Russian bonds outperformed, and although the Fund owned and continues to own a significant stake in Russian debt, it remained underweight versus the index over the period.

     We used a credit "barbell" strategy in managing the Fund for most of the period. For credits

GLOBAL HIGH INCOME DOLLAR FUND INC.                              ANNUAL REPORT

which we believed were improving, we invested in long-duration bonds to maximize the price impact, and we also invested in floating rate bonds of the same issuer. With this strategy, the Fund has an opportunity to maximize price appreciation in the event of a credit upgrade with long-duration bonds, but balances overall interest-rate risk with floating rate securities (usually Brady discount or passed-due interest bonds).

     Since the semiannual report, we shifted holdings away from credits which could suffer from higher oil prices to credits which stand to benefit from continued high oil prices either through higher fiscal revenues or through improved balance of payments positions or both. Consequently, over the six months we eliminated the Fund's holdings in El Salvador and Costa Rica, and reduced exposure to Panama and Peru. Conversely, we added positions in Algerian loans and bonds issued by Qatar, Russia and Venezuela.

     Mexico remains the Fund's largest exposure although we have taken profits on some holdings. Mexico's President Fox clearly shows a commitment to building the country's democratic institutions, devolving power from the Executive to the Congress and Judiciary, improving education, reforming tax policies and achieving peace in Chiapas. Working toward these goals, he has delegated economic management to orthodox economists respected for their conservative fiscal policy approach. Achievement of such goals would be good for stability and good for credit-worthiness.

     Brazil's government has continued to achieve solid fiscal and inflation performance as specified under its IMF program. We continue to maintain the Fund's second largest exposure to the credit. We are concerned about follow-on effects of deterioration in Argentina on Brazilian debt valuations and the country's disappointing export performance. Further, the country will enter the presidential political cycle next year. Nevertheless, we believe valuations presently compensate for these risks.

     We increased the Fund's exposure to Russia. The country's macroeconomic circumstances were much improved by its devaluation in 1998. Progress with reform remains mixed. Like the Fund's investments in Venezuela, high oil prices afford the country a balance of payments cushion which is positive for the country's creditworthiness for as long as oil prices remain strong.

ANNUAL REPORT                                GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO STATISTICS

CURRENCY EXPOSURE*         10/31/00                              4/30/00
------------------------- ----------                           ----------
U.S. Dollar Denominated    97.5%     U.S. Dollar Denominated    95.6%
Total Foreign Currency      2.5      Total Foreign Currency      4.4
------------------------- -----      ------------------------- -----
Total                     100.0      Total                     100.0



TOP TEN COUNTRIES*    10/31/00                4/30/00
-------------------- ----------             ----------
Mexico               17.0%      Mexico      20.5%
Brazil               10.3       Brazil      12.6
Russia                8.9       Russia       7.2
Venezuela             6.3       Poland       4.8
Poland                5.0       Panama       4.5
Malaysia              4.6       Venezuela    4.4
Argentina             3.9       Malaysia     4.2
Panama                3.7       Argentina    3.9
Trinidad & Tobago     3.2       Morocco      3.5
Korea                 3.2       Korea        3.0
-------------------- -----      ----------- -----
Total                66.1       Total       68.6



CREDIT QUALITY*        10/31/00    4/30/00
--------------------- ---------- ----------
A1/P1                  15.5%      11.9%
A                       2.5        2.6
BBB                    19.4       16.0
BB                     22.7       33.2
B                      36.9       26.2
Non-Rated               3.0        3.0
Below B                  -         2.1
Selective Default**      -         5.0
--------------------- -----      -----
Total                 100.0      100.0



CHARACTERISTICS+           10/31/00     4/30/00
------------------------ ------------ -----------
Net Asset Value           $   14.42   $   14.64
Market Price              $   12.63   $   12.19
12-Month Dividend         $    1.5658 $    1.3514
Current Month Dividend    $    0.1359 $    0.1364
Net Assets ($mm)          $  282.0    $  297.3
------------------------ -----------  -----------

+    Prices and other characteristics will vary over time.

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

**   Relates to the Fund's Soviet Union position.

GLOBAL HIGH INCOME DOLLAR FUND INC.                              ANNUAL REPORT

OUTLOOK
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]



     The global credit environment has been favorable for emerging market credits. Recovery in Japan, accelerating growth in Europe and continued steady growth in the United States provide a favorable environment for these countries to increase export earnings-from which external debt service payments are derived. Most of these credits are also beneficiaries of higher oil prices. Further, low inflation and moderate interest rates in developed countries make debt servicing and refinancing easier for emerging market countries.

     Global macroeconomic settings are generally favorable for emerging market debt valuations. Low inflation, slower consumption and business fixed investment in the U.S. has taken pressure off the Federal Reserve to continue to tighten monetary policy. Government yields in developed markets remain at historically low levels. Such conditions should act to increase both the supply of funds available to emerging market issuers and reduce their debt service costs.

     However, several problems presently temper an otherwise positive environment.

ARGENTINA

     Since the early 1990's Argentina has cooperated with, and generally followed the International Monetary Fund's (IMF) program requirements. Nevertheless, deflationary trends appear to have caught hold and the country has lingered in recession for several years. Because its Convertibility Law fixes the rate at which pesos are exchanged for dollars, the country has little flexibility to use monetary policy to stimulate economic activity. Instead the government has relied on IMF-sanctioned deficit spending to lean against deflationary forces over the last several years. However, the recession has led tax revenues to undershoot projections and the government has had to revise/postpone deficit targets.

     The country's foreign borrowing costs have risen substantially compared with those of other emerging market countries over the last year and the country has had to rely on more unconventional markets to borrow (Yen and Italian eurobonds). Presently, the IMF is negotiating the terms of a new, substantially enhanced lending package with the government. The important questions for valuation of Argentina's debt is whether such a package will enable the country to achieve substantially better growth performance than it has over the recent past. In past instances where the IMF has put together a substantial package for balance of payments assistance, the value of external debt of the recipient country has risen substantially. Argentine Brady and global bond values have risen but so far only in a muted way to news of this package. We believe investors remain skeptical about Argentina's growth prospects and therefore its long-term debt servicing

ANNUAL REPORT                              GLOBAL HIGH INCOME DOLLAR FUND INC.

capacity. Because official sector lending is de facto senior to private sector claims, an IMF package which does not restore Argentina's growth trajectory will merely serve to further subordinate private bond holder claims.

     The Fund is and has been substantially underweighted in Argentine debt. We continue to watch the developing situation closely. Because there is so much Argentine debt, (it accounts for 22.75% of the EMBI+ Index) a balance of payments problem or forced debt restructuring would have negative implication for the sector overall.

ANDEAN REGION

     The political climate in the overall Andean region is evolving in a way which is negative for holders of external bonds. There is not one problem but rather a series of at-first-glance isolated problems. The civil war in Colombia is escalating despite U.S. attempts to force rebel armies to negotiate peace by giving the Colombian army $1.3 billion primarily in military hardware under Plan Colombia. U.S. relations with the present government of its neighbor, Venezuela, are poor. As military confrontations escalate under Plan Colombia, refugee problems will increase tensions between governments in the region. It is not clear how this evolving situation in a poverty-stricken region where rule of law was never entrenched will reach a point of stability anytime soon. Political instability can not be good for foreign bondholders.

RECESSION IN THE UNITED STATES

     Some analysts have raised the prospect that a recession in the U.S. may result in a collapse in export revenues of many emerging market exporters and therefore pressure debt prices. While always on guard for deteriorating external balances in the sovereign credits the Fund invests in, we are not highly concerned about such a scenario for several reasons. First, we believe a hard-landing in the United States is a low probability event. Even if sales collapse in certain sectors, low inflation and fiscal surpluses allow the Federal Reserve or the government the latitude to prime the economy with interest rate or tax cuts. Furthermore, even if the U.S. economy were to enter a recession, Asian countries have strong balance of payments positions. Eastern European countries depend more on European economic activity. Mexico's economy may suffer if lower oil prices were to accompany a U.S. slowdown, so the favorable external financing conditions the country now enjoys could become more constrained. But with the direct investment the country has received since NAFTA, its manufacturing sector may benefit from a low cost producer status in a U.S. slowdown scenario.

     Perhaps because of such issues, emerging market debt valuations remain at historically attractive levels in comparison with developed market yields. Going forward, we will continue to maintain a diversified investment approach investing primarily in sovereign credits that we believe are stable or improving.

GLOBAL HIGH INCOME DOLLAR FUND INC.                              ANNUAL REPORT

SHARE REPURCHASES

     On December 20, 1999, the Fund announced that its Board of Directors had authorized the Fund to repurchase up to an additional 10% of its outstanding shares of common stock. As a result of this, and an earlier share repurchase program commencing on September 17, 1998, the Fund had repurchased 3,189,600 shares as of October 31, 2000, representing roughly 14.0% of its shares outstanding on September 17, 1998.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on Global High Income Dollar Fund Inc. or a fund in the PaineWebber Family of Funds,(2) please contact your Financial Advisor. For additional information, please visit us at www.painewebber.com.


Sincerely,


/s/ Brian M. Storms                      /s/ Stuart Waugh
---------------------------------------  ---------------------------------------

BRIAN M. STORMS                          STUART WAUGH
President and Chief Executive Officer    Managing Director,
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.
                                         Portfolio Manager,
                                         Global High Income Dollar Fund Inc.


     This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended October 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.


(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO OF INVESTMENTS                             OCTOBER 31, 2000

  PRINCIPAL
   AMOUNT                                                                      MATURITY               INTEREST
    (000)                                                                        DATES                 RATES              VALUE
------------                                                            ---------------------- --------------------- --------------
Long-Term Debt Securities - 82.56%

Algeria - 1.06%
$  3,800     The People's Democratic Republic of Algeria Loan
              Participation, Tranche 3 (Chase Manhattan Bank)(1)(2) ...         03/04/10              7.688%+           $  3,002,000
                                                                                                                        ------------
Argentina - 3.89%
   13,600    Republic of Argentina ....................................   06/15/15 to 07/21/30   10.250 to 11.750         10,982,000
                                                                                                                        ------------
Brazil - 10.28%
    6,020    Federal Republic of Brazil ...............................         05/15/27             10.125                4,515,000
    7,676    Federal Republic of Brazil, DCB ..........................         04/15/12              7.688+               5,709,025
   11,300    Federal Republic of Brazil, DISC .........................         04/15/24              7.625+               8,637,438
    2,600    Federal Republic of Brazil, EXIT .........................         09/15/13              6.000                1,898,003
   12,500    Federal Republic of Brazil, PAR ..........................         04/15/24              6.000++              8,218,750
                                                                                                                        ------------
                                                                                                                          28,978,216
                                                                                                                        ------------

Bulgaria - 2.79%
   11,000    Republic of Bulgaria, FLIRB ..............................         07/28/12              3.000++              7,878,750
                                                                                                                        ------------
Chile - 1.07%
    3,000    CIA de Telecom de Chile, S.A. ............................         01/01/06              8.375                3,016,500
                                                                                                                        ------------
Korea - 3.20%
       8,660 Republic of Korea ........................................         04/15/08              8.875                9,028,050
                                                                                                                        ------------
Mexico - 15.96%
       4,000 Alestra S.A. de C.V. .....................................         05/15/06             12.125                3,430,000
       5,625 Mexican Multi Year Refinance Loan Participation
              (Salomon Brothers)(1)(2) ................................         03/20/05              7.000+               5,343,750
       3,000 PEMEX Finance LTD(1) .....................................         11/15/18              9.150                2,992,500
      15,568 United Mexican States ....................................   02/01/10 to 05/15/26   9.875 to 11.500          17,950,240
      12,031 United Mexican States, DISC(3) ...........................         12/31/19         7.603 to 7.925+          12,211,465
       3,500 United Mexican States, PAR(4) ............................         12/31/19              6.250                3,071,250
                                                                                                                        ------------
                                                                                                                          44,999,205
                                                                                                                        ------------

Malaysia - 4.56%
       7,176 Petroliam Nasional Berhad ................................   10/18/06 to 10/15/26   7.125 to 7.625            6,588,206
       6,005 Republic of Malaysia .....................................         06/01/09              8.750                6,260,213
                                                                                                                        ------------
                                                                                                                          12,848,419
                                                                                                                        ------------

Morocco - 2.81%
       9,058 Kingdom of Morocco Loan Participation, Tranche A
              (Morgan Guaranty Trust)(1)(2) ...........................         01/01/09              7.750+               7,914,115
                                                                                                                        ------------
Panama - 3.68%
       4,308 Republic of Panama .......................................         04/01/29              9.375                4,139,988
       8,035 Republic of Panama, PDI ..................................         07/17/16              7.750+               6,227,256
                                                                                                                        ------------
                                                                                                                          10,367,244
                                                                                                                        ------------

GLOBAL HIGH INCOME DOLLAR FUND INC.


 PRINCIPAL
  AMOUNT                                                        MATURITY               INTEREST
  (000)                                                           DATES                  RATES              VALUE
-----------                                              ---------------------- ---------------------- ---------------
LONG-TERM DEBT SECURITIES - (CONCLUDED)
PERU - 2.01%
$    5,000 Republic of Peru, FLIRB ....................        03/07/17                3.750%++        $   2,650,000
     5,000 Republic of Peru, PDI ......................        03/07/17                4.500++             3,006,250
                                                                                                        -------------
                                                                                                           5,656,250
                                                                                                        -------------
PHILIPPINES - 2.15%
     8,150 Republic of Philippines ....................        01/15/19                9.875               6,071,750
                                                                                                        -------------

POLAND - 4.97%
     3,000 PTC International Finance II S.A.(1) .......        12/01/09               11.250               2,700,000
PLN 23,780 Republic of Poland .........................   06/12/02 to 2/12/03         12.000               4,653,299
$    7,200 Republic of Poland, PDI ....................        10/27/14                6.000++             6,651,000
                                                                                                        -------------
                                                                                                          14,004,299
                                                                                                        -------------

QATAR - 2.05%
     6,004 Qatar State ................................        06/15/30                9.750               5,778,850
                                                                                                        -------------
RUSSIA - 8.91%
    12,154 Russia Federation ..........................  03/31/10 to 06/24/28   8.250 to 12.750            8,664,146
    43,624 Russia Federation ..........................        03/31/30                2.500++            16,467,905
                                                                                                        -------------
                                                                                                          25,132,051
                                                                                                        -------------
TRINIDAD & TOBAGO - 3.16%
     6,250 Republic of Trinidad and Tobago(1) .........  10/03/04 to 04/01/20   9.750 to 11.750            6,567,500
     2,250 Republic of Trinidad and Tobago ............        10/01/09                9.875               2,340,000
                                                                                                        -------------
                                                                                                           8,907,500
TUNISIA - 1.96%                                                                                         -------------
     6,500 Banque Centrale de Tunisie .................        09/19/27                8.250               5,525,000
                                                                                                        -------------

TURKEY - 1.78%
     5,000 Republic of Turkey .........................  11/05/04 to 01/15/30         11.875               5,015,113
                                                                                                        -------------

VENEZUELA - 6.27%
    13,510 Republic of Venezuela ......................        09/15/27                9.250               8,916,600
     3,214 Republic of Venezuela, DCB .................        12/18/07                7.875+              2,691,943
     8,175 Republic of Venezuela, PAR(5) ..............        03/31/20                6.750               6,069,937
                                                                                                        -------------
                                                                                                          17,678,480
                                                                                                        -------------
Total Long-Term Debt Securities (cost - $232,356,360)..                                                  232,783,792
                                                                                                        -------------
SHORT-TERM DEBT SECURITIES - 1.95%
HUNGARY - 0.88%
HUF 760,000 Republic of Hungary .......................        06/12/01               13.500               2,474,525
                                                                                                        -------------
MEXICO - 1.07%
   $ 3,000 Grupo Industrial Durango, S.A. de C.V. .....        07/15/01               12.000               3,030,000
                                                                                                        -------------
Total Short-Term Debt Securities (cost - $6,150,610)...                                                    5,504,525
                                                                                                        -------------


GLOBAL HIGH INCOME DOLLAR FUND INC.


PRINCIPAL
 AMOUNT                                                                      MATURITY     INTEREST
  (000)                                                                        DATES       RATES          VALUE
-----------                                                                 ---------- ------------- -------------
U.S. AGENCY OBLIGATIONS - 9.98%
$  28,150   Federal Home Loan Bank Discount Notes (cost - $28,139,838)..... 11/03/00     6.500%*      $ 28,139,838
                                                                                                      ------------
REPURCHASE AGREEMENT - 2.71%
    7,638   Repurchase agreement dated 10/31/00 with SG Cowen Corp.,
            collateralized by $6,996,000 U.S. Treasury Notes, 8.750% due
            11/15/08 (value - $7,791,795); proceeds: $7,639,388 (cost -
            $7,638,000).................................................... 11/01/00    6.540            7,638,000
                                                                                                      ------------
  Total Investments (cost - $274,284,808) - 97.20%.........................                            274,066,155
  Other assets in excess of liabilities - 2.80% ...........................                              7,889,232
                                                                                                      ------------
  Net Assets - 100.00% ....................................................                           $281,955,387
                                                                                                      ============


------------
Note: The Portfolio of Investments is listed by the issuer's country of origin

*     Interest rate reflects yield to maturity at date of purchase

+     Reflects rate at October 31, 2000 on variable rate instruments

++    Reflects rate at October 31, 2000 on step coupon rate instruments

(1) Illiquid securities represent 10.12% of net assets, which are valued at fair value pursuant to the Fund's procedures under the direction of the Board of Directors

(2) Participation interest was acquired through the financial institution indicated parenthetically

(3) With an additional 18,510,000 recoverable rights attached maturing on 06/30/03 with no market value

(4) With an additional 3,500,000 warrants attached maturing on 06/03/03 with no market value

(5) With an additional 40,875 warrants attached maturing on 4/15/20 with no market value

DCB   Debt Conversion Bond

DISC  Discount Bond

EXIT  Investment Bond

FLIRB Front-loaded Interest Reduction Bond

HUF   Hungary Forints

PAR   Par Bond

PDI   Past Due Interest Bond

PLN   Polish Zloties



INVESTMENTS BY TYPE OF ISSUER

                                                       PERCENTAGE OF NET ASSETS
                                                       ------------------------
                                                        LONG-TERM   SHORT-TERM
                                                       ----------- -----------
         Government and other public issuers ......... 78.09%       0.88%
         U.S. Agency Obligations .....................     -        9.98
         Oil/Gas .....................................  3.40           -
         Repurchase agreement ........................     -        2.71
         Telecom .....................................  1.07           -
         Industrial ..................................     -        1.07
                                                       ------      -----
                                                       82.56%      14.64%
                                                       ======      =====

                See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                  OCTOBER 31, 2000



ASSETS
Investments in securities, at value (cost - $274,284,808).................................    $274,066,155
Cash .....................................................................................          88,522
Receivable for investments sold ..........................................................       5,648,819
Interest receivable ......................................................................       5,738,997
Other assets .............................................................................           1,465
                                                                                              ------------
Total assets .............................................................................     285,543,958
                                                                                              ------------
LIABILITIES
Payable for investments purchased ........................................................       2,796,306
Payable for shares of capital stock repurchased ..........................................         263,159
Payable to investment adviser and administrator ..........................................         302,229
Accrued expenses and other liabilities ...................................................         226,877
                                                                                              ------------
Total liabilities ........................................................................       3,588,571
                                                                                              ------------
NET ASSETS
    Capital stock - $0.001 par value; total authorized shares - 100,000,000; 19,547,067        289,889,648
  shares issued and outstanding
Accumulated net realized loss from investment transactions ...............................      (7,673,267)
Net unrealized depreciation of investments, other assets and liabilities denominated in
  foreign currencies......................................................................        (260,994)
                                                                                              ------------
Net assets ...............................................................................    $281,955,387
                                                                                              ============
Net asset value per share ................................................................    $      14.42
                                                                                              ============



                 See accompanying notes to financial statements
                                                                              11

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF OPERATIONS




                                                                                 FOR THE
                                                                                   YEAR
                                                                                  ENDED
                                                                             OCTOBER 31, 2000
                                                                            -----------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes $50,782)......................      $34,001,722
                                                                               -----------
EXPENSES:
Investment advisory and administration ..................................        3,693,561
Custody and accounting ..................................................          227,899
Professional fees .......................................................           84,893
Reports and notices to shareholders .....................................           60,800
Transfer agency and service fees ........................................           27,884
Directors' fees .........................................................           10,500
Other expenses ..........................................................            9,198
                                                                               -----------
                                                                                 4,114,735
                                                                               -----------
NET INVESTMENT INCOME ...................................................       29,886,987
                                                                               -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
 Investment transactions ................................................        2,304,736
 Foreign currency transactions ..........................................         (693,685)
Net change in unrealized appreciation/depreciation of:
 Investments ............................................................       13,372,396
 Other assets and liabilities denominated in foreign currencies .........           (5,080)
                                                                               -----------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT ACTIVITIES .............       14,978,367
                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................      $44,865,354
                                                                               ===========



                 See accompanying notes to financial statements
12

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                FOR THE YEARS ENDED
                                                                                       --------------------------------------
                                                                                        OCTOBER 31, 2000     OCTOBER 31, 1999
                                                                                       ------------------   -----------------
FROM OPERATIONS
Net investment income ..............................................................     $  29,886,987        $  23,924,757
Net realized gain (loss) on investment transactions ................................         2,304,736           (9,435,714)
Net realized gain (loss) from foreign currency transactions ........................          (693,685)             604,250
Net change in unrealized appreciation/depreciation of:
 Investments .......................................................................        13,372,396           25,641,962
 Other assets, liabilities and forward contracts denominated in foreign currencies .            (5,080)             257,104
                                                                                         -------------        -------------
Net increase in net assets resulting from operations ...............................        44,865,354           40,992,359
                                                                                         -------------        -------------
DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS:
From net investment income .........................................................       (29,868,416)         (23,852,464)
From net realized gains from investment transactions ...............................                 -           (6,829,547)
In excess of net investment income .................................................        (1,736,246)                   -
                                                                                         -------------        -------------
Total dividends and distributions to stockholders ..................................       (31,604,662)         (30,682,011)
                                                                                         -------------        -------------
CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased .........................................................       (15,571,687)         (20,111,126)
                                                                                         -------------        -------------
Net decrease in net assets .........................................................        (2,310,995)          (9,800,778)
                                                                                         -------------        -------------
NET ASSETS:
Beginning of year ..................................................................       284,266,382          294,067,160
                                                                                         -------------        -------------
End of year (including undistributed net investment income of $675,114 at
 October 31, 1999)..................................................................     $ 281,955,387        $ 284,266,382
                                                                                         =============        =============




                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Global High Income Dollar Fund Inc. (the "Fund") was incorporated in the State of Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

     The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     Valuation of Investments-The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment adviser and administrator of the Fund. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), a wholly owned indirect subsidiary of UBS AG. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

     Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the board.

     Repurchase Agreements-The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS

     Investment Transactions and Investment Income-Investment transactions are recorded on the trade date. Realized gains and losses from investments and foreign exchange transactions are calculated on the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

     Foreign Currency Translation-The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities-at the exchange rates prevailing at the end of the period; and (2) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations.

     Forward Foreign Currency Contracts-The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward currency contracts to enhance income.

     The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

     Risks may arise with respect to entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

     Dividends and Distributions-Dividends and distributions to stockholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.


CONCENTRATION OF RISK

     Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than

NOTES TO FINANCIAL STATEMENTS

those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.


INVESTMENT ADVISER AND ADMINISTRATOR

     The Fund's board of directors has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund's average weekly net assets. At October 31, 2000, the Fund owed Mitchell Hutchins $302,229 investment advisory and administration fees.


SECURITY LENDING

     The Fund may lend securities up to 331|M/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. During the year ended October 31, 2000, the Fund did not lend securities.


INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at October 31, 2000, was substantially the same as the cost of securities for financial statement purposes.

     At October 31, 2000, the components of net unrealized depreciation of investments were as follows:



  Gross depreciation (investments having an excess of cost over value)    $ (14,287,674)
  Gross appreciation (investments having an excess of value over cost)       14,069,021
                                                                          -------------
  Net unrealized depreciation of investments ..........................   $    (218,653)
                                                                          =============

     For the year ended October 31, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $118,944,821 and $176,116,343, respectively.


CAPITAL STOCK

     There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 19,547,067 shares outstanding at October 31, 2000 Mitchell Hutchins owned 11,499 shares.

     For the year ended October 31, 2000, the Fund repurchased 1,263,200 shares of common stock at an average market price per share of $12.27 and a weighted average discount from net asset value of 15.43% per share.

NOTES TO FINANCIAL STATEMENTS

     For the year ended October 31, 1999, the fund repurchased 1,777,000 shares of common stock at an average market price per share of $11.26 and a weighted average discount from net asset value of 14.84% per share.

     For the period September 17, 1998 (commencement of repurchase program) through October 31, 2000, the Fund repurchased 3,189,600 shares of common stock at an average market price per share of $11.64 and a weighted average discount from net asset value of 14.98% per share. At October 31, 2000, paid-in-capital was reduced by the cost of $37,332,297 of capital stock repurchased.


FEDERAL INCOME TAX STATUS

     The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     To reflect reclassifications arising from permanent "book/tax" differences for the year ended October 31, 2000, distributions in excess of net investment income were decreased by $1,042,561, accumulated net realized loss from investment transactions was decreased by $693,685 and beneficial interest was decreased by $1,736,246. Permanent book/tax differences are primarily attributable to foreign currency gains/losses.

     At October 31, 2000, the Fund had a net capital loss carryforward of $7,673,267. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire by October 31, 2007. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is possible that these gains will not be distributed.

GLOBAL HIGH INCOME DOLLAR FUND INC.

FINANCIAL HIGHLIGHTS


Selected data for a share of common stock outstanding throughout each year is presented below:


                                                                       For the Years Ended
                                                                           October 31,
                                                                    -------------------------
                                                                        2000         1999
                                                                    ------------ ------------
Net asset value, beginning of year ................................   $ 13.66      $ 13.02
                                                                      -------      -------
Net investment income .............................................      1.48         1.10
Net realized and unrealized gains (losses) from investments and
foreign currency ..................................................      0.71         0.78
                                                                      -------      -------
Net increase (decrease) from investment operations ................      2.19         1.88
                                                                      -------      -------
Dividends from net investment income ..............................     (1.48)       (1.10)
Distributions from net realized gains from investment transactions          -        (0.30)
Distributions in excess of net investment income ..................     (0.09)           -
                                                                      --------     --------
Total dividends and distributions to stockholders .................     (1.57)       (1.40)
                                                                      --------     --------
Net increase in net asset value resulting from repurchase of common
stock .............................................................      0.14         0.16
                                                                      --------     --------
Net asset value, end of year ......................................   $ 14.42      $ 13.66
                                                                      ========     ========
Market value, end of year .........................................   $ 12.63      $ 11.50
                                                                      ========     ========
Total investment return(1) ........................................      24.55%      13.23%
                                                                      ========     ========
Ratios/Supplemental data:
Net assets, end of year (000's) ...................................   $281,955    $284,266
Expenses to average net assets ....................................       1.39%       1.42%
Net investment income to average net assets .......................      10.12%       8.27%
Portfolio turnover rate ...........................................         43%         33%



                                                                       For the Years Ended October 31,
                                                                    --------------------------------------
                                                                         1998         1997         1996
                                                                    ------------- ------------ -----------
Net asset value, beginning of year ................................    $ 15.16      $ 14.99     $ 13.07
                                                                       -------      -------     --------
Net investment income .............................................       1.28         1.31        1.30
Net realized and unrealized gains (losses) from investments and
foreign currency ..................................................      (2.12)        0.13        1.89
                                                                       -------      -------     --------
Net increase (decrease) from investment operations ................      (0.84)        1.44        3.19
                                                                       -------      -------     --------
Dividends from net investment income ..............................      (1.10)       (1.08)      (1.27)
Distributions from net realized gains from investment transactions       (0.11)           -           -
Distributions in excess of net investment income ..................      (0.10)       (0.19)          -
                                                                       -------      --------    --------
Total dividends and distributions to stockholders .................      (1.31)       (1.27)      (1.27)
                                                                       -------      --------    --------
Net increase in net asset value resulting from repurchase of common
stock .............................................................       0.01            -           -
                                                                       -------      --------    --------
Net asset value, end of year ......................................    $ 13.02      $ 15.16     $ 14.99
                                                                       =======      ========    ========
Market value, end of year .........................................    $ 11.50      $ 12.81     $ 12.63
                                                                       =======      ========    ========
Total investment return(1) ........................................      (0.70)%      11.47%      20.26%
                                                                       =======      ========    ========
Ratios/Supplemental data:
Net assets, end of year (000's) ...................................   $294,067     $344,612    $340,910
Expenses to average net assets ....................................       1.44%        1.42%       1.43%
Net investment income to average net assets .......................       8.55%        8.24%       9.18%
Portfolio turnover rate ...........................................         89%          56%         80%

------------
(1) Total investment return is calculated assuming a purchase at market value on the first day of each year reported, reinvestment of all dividends and distributions in accordance with the Fund's Dividend Reinvestment Plan, and a sale at market value on the last day of each year reported. Total investment return does not reflect brokerage commissions.

GLOBAL HIGH INCOME DOLLAR FUND INC.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Directors of Global High Income Dollar Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global High Income Dollar Fund Inc. (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


Pricewaterhouse Coopers LLP
New York, New York 10036


December 27, 2000

GLOBAL HIGH INCOME DOLLAR FUND INC.

TAX INFORMATION (UNAUDITED)


     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 2000) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that distributions of $1.57 per share were paid during the fiscal year by the Fund and are taxable as ordinary income.

     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 2000. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2001. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION (UNAUDITED)


THE FUND

     Global High Income Dollar Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $67.9 billion in asset is under management as of October 31, 2000.


DIVIDEND REINVESTMENT PLAN

     The Fund has established a Dividend Reinvestment Plan (the "Plan") under which all stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distribution on their shares automatically reinvested in additional shares, unless such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

     A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     Additional shares of common stock acquired under the Dividend Reinvestment Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with its Dividend Reinvestment Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

     Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O Box 8950, Wilmington, Delaware 19899.

GLOBAL HIGH INCOME DOLLAR FUND INC.

DISTRIBUTION POLICY

     The Fund's board adopted a managed distribution policy in December 1999, which means that the Fund will make regular monthly distributions at an annualized rate equal to 11% of the Fund's net asset value, as determined as of the last trading day during the first week of that month (usually a Friday, unless the New York Stock Exchange is closed that Friday). Prior to December 20, 1999, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses.

     To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would distribute that excess near the end of the fiscal year. If the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its taxable income, the amount of that excess would constitute a return of capital for tax purposes.

     Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year, and the Fund has applied to the Securities and Exchange Commission to enable this change. The Fund's board will annually reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made.

--------------------------------------------------------------------------------

DIRECTORS

E. Garrett Bewkes, Jr.
Chairman

Richard Q. Armstrong

Richard R. Burt

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

Brian M. Storms

PRINCIPAL OFFICERS

Brian M. Storms
President

Amy R. Doberman
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

Elbridge T. Gerry III
Vice President

Stuart Waugh
Vice President


INVESTMENT ADVISER AND
ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

[GRAPHIC OMITTED]




-------------------------------------------------------------------------
GLOBAL HIGH INCOME DOLLAR FUND INC.



















            [GRAPHIC OMITTED]
(Copyright) 2000 PaineWebber Incorporated
           All Rights Reserved.



A  N  N  U  A  L     R  E  P  O  R T






OCTOBER 31, 2000